UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Streeterville Capital Funds Release

As previously disclosed, on June 26, 2025, the Company entered into a note purchase agreement with Streeterville Capital, LLC (“Streeterville”) pursuant to which the Company issued and sold to Streeterville a secured promissory note in the original principal amount of $5,470,000. On the Closing Date, Streeterville paid $375,000.00 to the Company and $4,625,000 was sent to an account at Lakeside Bank owned by the Company’s newly formed wholly-owned subsidiary, ARH Sub, LLC, a Utah limited liability company, to be held pursuant to the Deposit Account Control Agreement (“DACA”). On February 25, 2026, Streeterville and ARH Sub sent joint instructions to Lakeside Bank to release $250,000 from the DACA to the Company.

Streeterville Exchange Agreements

On February 25, 2026, the Company entered into five Exchange Agreements (the “Exchanges”) with Streeterville. The Company previously issued to Streeterville 2,000 shares of Series E Preferred Stock pursuant to that certain Note Purchase Agreement entered into as of August 22, 2025. Pursuant to the Exchanges, the Company and Streeterville agreed to exchange and convert 490 shares of Series E Preferred Stock for 2,450,000 shares of common stock.

The form of Exchanges were identical for each exchange except for the conversion dollar amounts and number of shares converted thereunder.

The foregoing descriptions of the Exchanges are not a complete description of all of the parties’ rights and obligations under the Exchanges, and are qualified in its entirety by reference to the Form Exchange Agreement, a copy of which is filed hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

On February 25, 2026, the Company issued Streeterville 2,450,000 shares of common stock pursuant to the exchanges set forth in Item 1.01 above.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Streeterville Series E Preferred Exchange Agreement
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: March 6, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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